UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fidelity National Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! FIDELITY NATIONAL FINANCIAL, INC. 601 RIVERSIDE AVE. JACKSONVILLE, FL 32204 FIDELITY NATIONAL FINANCIAL, INC. You invested in FIDELITY NATIONAL FINANCIAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2023. Vote Virtually at the Meeting* June 14, 2023 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/FNF2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V14990-P90300 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET. For shares held in a Plan, vote by June 11, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V14991-P90300 01) William P. Foley, II 02) Douglas K. Ammerman 03) Thomas M. Hagerty 04) Peter O. Shea, Jr. 2. Approval of a non-binding advisory resolution on the compensation paid to our named executive officers. 3. Selection, on a non-binding advisory basis, of the frequency (annual or “1 Year,” biennial or “2 Years,” triennial or “3 Years”) with which we solicit future non-binding advisory votes on the compensation paid to our named executive officers. 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year. NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. For For For All 1 Year 1. Election of Class III directors to serve until the 2026 annual meeting of shareholders. Nominees: